UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 19, 2017

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company:  CMS Energy Corporation ☐           Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     CMS Energy Corporation ☐             Consumers Energy Company ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On June 19, 2017, CMS Energy Corporation (“CMS Energy”) and Consumers Energy Company (“Consumers”) entered into a Change in Control Agreement (“CIC Agreement”) and an Officer Separation Agreement (“OS Agreement”) with Rejji P. Hayes, executive vice president and chief financial officer.  A copy of the form CIC Agreement and form OS Agreement have been filed as exhibit 10.1 to CMS Energy’s and Consumers’ Form 8-K filed on June 23, 2016, and exhibit 10.8 to CMS Energy’s and Consumers’ Annual Report on Form 10-K for the year ended December 31, 2016, respectively, and are incorporated by reference herein.

In return for releasing all claims against CMS Energy and various other covenants of the officer, under the terms of the OS Agreement the officer would be paid a separation payment in an amount equal to one and one half times his then annual base salary and annual target bonus and under the terms of the CIC Agreement the officer would be paid a separation payment in an amount equal to two times this annual base salary and annual incentive target. Also, the CIC Agreement provides for immediate vesting of time-based restricted stock (performance-based shares will vest on a pro-rata basis at the target level) and the OS Agreement provides for vesting on pro-rata basis at target level for time-based restricted stock and vesting pro-rata basis for performance-based shares but shall continue to be subject to any applicable performance based vesting requirement and shall be paid out in the future in conformance therewith. In addition, the agreements provide for use of the separation payment amount when calculating the applicable supplemental executive retirement plan payment and otherwise generally preserve existing rights to other benefits, such as pension and related compensation, which the officer had accrued at the time of termination. The preceding disclosure does not purport to be complete and is qualified in its entirety by reference to the forms of the CIC Agreement and OS Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: June 19, 2017	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and
Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated: June 19, 2017	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and
Chief Compliance Officer